UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2011

TAKEDOWN ENTERTAINMENT INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54338	26-2801338
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

22 Billiter Street, London, England	EC3M 2RY
(Address of principal executive offices)	Zip Code)

Registrant’s telephone number, including area code	(310) 995-1070

9107 Wilshire Blvd., Suite 450, Beverly Hills, CA, 90210
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01         Entry into a Material Definitive Agreement

On August 11, 2011, we entered into a consulting agreement with Radius Consulting, Inc. to provide business development and financial marketing services to our company. Radius's primary objectives are to increase the awareness of corporate initiatives, introduce our company to private, institutional and retail investors, generate media coverage, and manage day-to-day shareholder inquiries. Radius will receive compensation of $2,500 each month for a period of ninety (90) days, the initial payment was provided on execution of the consulting agreement.

Item 3.02         Unregistered Sales of Equity Securities

On January 31, 2011 we announced that we had entered into a convertible loan agreement with Triumph Capital Inc. wherein Triumph agreed to loan our company up to US$1,000,000. The loan was convertible into shares of our common stock. On July 31, 2011 Triumph provided us with its conversion notice pursuant to the convertible loan agreement in the amount of $1,037,500 (including accrued interest) with a conversion price of $0.75 for 1,383,333 shares of our company’s common stock. We have issued the shares to one (1) non-US person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

In addition to the convertible loan agreement, we also received from Triumph a shareholder loan with an advance date of June 15, 2008, in the principal amount of $87,406, which has accrued interest to date of $20,984, for an aggregate amount due of $108,390. On July 31, 2011 Triumph provided us with its conversion notice pursuant to the shareholder loan with a conversion price of $0.75 for 144,420 shares of our company’s common stock. We have issued the shares to one (1) non-US person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Item 7.01         Regulation FD Disclosure

On August 9, 2011 we announced the opening of a new office in London, England. The purpose of the London office is to coordinate with European-based MMA promotions and develop broadcast MMA sports programming for the European and global markets. The opening of the London office signifies another milestone in our company’s continued growth while the company continues to build for further expansion.

Our new UK office will be located at 22 Billiter Street, London, England, EC3M2RY, in the heart of the city's financial district.

Item 9.01         Financial Statements and Exhibits

10.1	Consulting Agreement with Radius Consulting Inc. dated August 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKEDOWN ENTERTAINMENT INC.

/s/ Peter E. Wudy
Peter E. Wudy
President and Director

Date:     August 17, 2011